Exhibit 99.1

Merrill Lynch Analyst Day May 15, 2007

Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in press release that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including the PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Agenda Welcome and Overview Paul Barbas, President & Chief Executive Officer Generation Kevin Crawford, Director, Power Production Transmission & Distribution Scott Kelly, Vice President, Service Operations Fuel Update Gary Stephenson, Vice President, Commercial Operations Regulatory Update Art Meyer, Vice President Financial Update John Gillen, Senior Vice President & Chief Financial Officer

Welcome and Overview Paul Barbas - President & Chief Executive Officer

Positive Results Steadily Increasing Earnings Investment Grade Ratings Consecutive Dividend Increases 4% Increase in February 2006 4% Increase in February 2007 Stock Price Performance Executive Management Team

Steadily Increasing Earnings Basic Earnings Per Share from Continuing Operations (non-GAAP) $1.51 $1.01 $1.09

Stock Price Performance 64% Price Appreciation May 2004 April 2007 15 20 25 30 35

Executive Management Team Joe Boni – Treasurer Fred Boyle – Controller & Chief Accounting Officer Miggie Cramblit – Vice President, General Counsel & Corporate Secretary John Gillen - Senior Vice President & Chief Financial Officer Scott Kelly – Vice President, Service Operations Dan McCabe – Vice President, Human Resources Art Meyer – Vice President Gary Stephenson – Vice President, Commercial Operations Pat Swanke – President, Power Production

2007 Focus Develop Long-term Strategic Plan Continue Efforts to Enhance Customer Satisfaction Participate in Ohio Electric Choice Discussions Outcome will impact future direction of the Company Improve Plant Availability Minimize unplanned outages Increase plant efficiency Continue Cost Control Initiatives Complete FGD (scrubbers) projects On time Competitive on an installed cost/kw basis Resolve Former Officer Litigation

2008 and Beyond Diversified portfolio consisting of low cost coal generation assets, well-positions us for post-2008 Ohio market, whether quasi-regulated or market competitive Strong and stable retail market with little or no customer switching to date Rate Stabilization Plan provides predictable revenues and cash flows through 2010 Improving credit profile and strong financial performance provides financial flexibility Completion of DPL-managed Scrubber projects by end of 2008 Access to diversity of compliance and non-compliance coal Upside to coal costs post-2008 – dependent on coal blending tests Return to base line capex levels in 2009 should improve free cash flow

Generation Kevin Crawford - Director, Power Production

Record Baseload Generation Base Coal Generation (GWh) 15,498 16,150 16,009 16,162 15,860 15,752 16,607 16,324 16,588 16,895 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Plant Efficiency Base Coal Heat Rate (Btu/kWh) 9,863 9,824 9,884 9,821 9,789 9,838 9,835 9,851 9,764 9,765 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Safety Performance Safety (Injury Rates) 3.75 3.84 2.73 2.52 0.76 7.30 6.11 6.20 4.27 4.53 2002 2003 2004 2005 2006 Days Away, Restricted, or Transferred Total Case Injury Rate

FGD Update FGD: Flue Gas Desulfurization BDC: Balanced Draft Conversion SCR: Selective Catalytic Reduction DP&L Operated Projects: In-Service Unit(s) Scope Date Killen FGD June 2007 Stuart 1-2 FGD + BDC May 2008 Stuart 3-4 FGD + BDC December 2007 Partner Operated Projects: Miami Fort 8 FGD In-Service Miami Fort 7 FGD December 2007 Conesville 4 FGD + SCR April 2009

Transmission & Distribution Scott Kelly - Vice President, Service Operations

Balanced Sales *As of December 31, 2006 # of Sales % of Customers (GWH) Sales Residential 456,674 5,218 35.4 Commercial 49,107 3,835 26.0 Industrial 1,835 4,287 29.0 Public Authority 6,308 1,422 9.6 Total 513,924 14,762

Diverse Customer Base Segments % Non-Res Sales Plastics, Food and Paper 25.2% Automotive 18.2% Government 13.4% Hospitals and Universities 12.1% General Manufacturing 10.3% *As of December 31, 2006

Reliability Focused A History of Results - SAIFI (Outage Frequency) PUCO Target 0.6 0.7 0.8 0.9 1.0 1.1 2003 2004 2005 2006

Key Reliability Drivers Proactive Programs Pole Inspection and Replacement Substation Inspection 100º Day Planning Increased Substation Capacity by 200 MVA 24/7 Customer Support Unique Partnership with Local 175

Risk Mitigation AVERAGE UNCOLLECTIBLE CHARGE-OFF AMOUNT $410 $420 $430 $440 $450 $460 $470 $480 $490 $500 2004 2005 2006 2007 YEARLY COMPARISON DOLLARS

Improving Safety Performance 6.5 5.2 3.3 2.6 3.0 1.5 0 1 2 3 4 5 6 7 2002 2003 2004 2005 2006 2007 YTD Dart 2002-2007 YTD

Improving the Customer Experience Proactive Communication Bulletin Board Messaging 30-Minute Call Ahead Automated OUPS Confirmation Geographic Information System (GIS) More Efficient Construction Process Technology Platform for the Future

Fuel Update Gary Stephenson - Vice President, Commercial Ops

DPL’s Coal Profile 99% of DPL energy is produced with coal DPL operates and purchases coal for 3 of the 8 plants in which we have ownership DPL controls about half of our coal costs DPL historically purchased low sulfur coal from West Virginia and eastern Kentucky New scrubbers at Killen and Stuart reduce emissions cost and allows the prospect of coal from other supply regions Substantially hedged firm wholesale for ’07 Expect ’07 fuel costs to be flat against ’06

Source: Global Energy Consultants, LLC Coal Producing Regions in the Eastern US

Production in Potential Supply Basins 2006 Source: Global Energy Consultants, LLC 234,516,714 135,210,954 95,746,784 0 50,000,000 100,000,000 150,000,000 200,000,000 250,000,000 Central Appalachia Northern Appalachia Illinois Basin Production (short tons)

Top 5 Coal Producers Central Appalachia in 2006 (234.5 million tons) Source: Global Energy Consultants, LLC Massey Energy Co 15% Alpha Natural Resources LLC 6% Magnum Coal Co 6% Arch Coal Inc 5% CONSOL Energy Inc 4% Others 64%

Top 5 Coal Producers Northern Appalachia in 2006 (135 million tons) Source: Global Energy Consultants, LLC CONSOL Energy Inc 39% Foundation Coal Corp 10% Others 34% Murray Energy Corp 8% Alpha Natural Resources LLC 5% Intl Coal Group Inc (ICG) 4%

Top 5 Coal Producers Illinois Basin in 2006 (96 million tons) Source: Global Energy Consultants, LLC Peabody Energy Corp 42% Alliance Resource Operating Partners LP 18% Murray Energy Corp 10% Others 23% Vectren Corp 4% General Dynamics Corp 3%

Challenges to Moving to Higher Sulfur Need to achieve lower delivered cost including O&M: NAPP and especially low-heating value ILB are more expensive to transport to DPL plants than CAPP NAPP and ILB coals tend to have chemical make-ups that lead to higher slagging potential ILB coals tend to have higher chlorine content (can lead to accelerated boiler tube erosion) Important to maintain supply basin diversity: Dominant suppliers in certain regions Transportation infrastructure is aging Counterparty credit risk

Current Coal Mix Source: EPA DP&L Operated Plants Testing program for Killen and Stuart Empirical data and modeling results are important Enter into contracts with termination provisions FGD Online Date Zimmer Current Operation East Bend Current Operation Killen June 2007 Miami Fort 8 In-Service Miami Fort 7 December 2007 Stuart December '07 - May '08 Killen - 1.09 Hutchings - 1.37 Stuart - 1.61 Beckjord - 2.02 Miami Fort - 2.23 Conesville - 4.91 East Bend - FGD - 5.15 Zimmer - FGD - 6.08 Low ---------- SO2 Content Spectrum ---------- High 1.0 --------<=2.0 - >2.0----------------- 3.5 -------------------------------------------6.5

Capacity Position With recent sale of Darby and Greenville peakers, DPL expects to be reasonably well balanced through 2010 Relatively well insulated from increasing capacity prices due to RPM Upcoming RPM capacity auctions Planning year 2008/09: July 2007 Planning year 2009/10: October 2007 Should have slight excess through 2010 including required reserve margins

Regulatory Update Art Meyer - Vice President

Ohio Electric Restructuring No legislation introduced currently Governor’s energy principles announced Various proposals will be offered Key player meetings continue

Financial Update John Gillen - Senior Vice President & CFO

First Quarter 2007 Highlights Solid Financial Performance Basic earnings per share from continuing operation up 12% Consecutive 4% dividend Increase in February 2007 DP&L and DPL Inc. upgraded by Fitch Ratings in March 2007 DP&L rating raised to A- and DPL Inc. to BBB+ Currently “Investment Grade” by all three rating agencies Retired DPL’s $225 million 8.25% Senior Notes in March 2007 Reduces annual interest expense by $18.6 million Plant Availability Unplanned outages resulted in higher purchased power Stuart (DP&L-operated) due to tube leaks Zimmer (DP&L partner-operated) due primarily to slagging

First Quarter 2007 Highlights – cont’d FGD (scrubber) Update Killen scrubbers expected to be online June 2007 Six to nine months of coal blending required to determine optimal level sulfur coals Ice Storms Two major ice storms occurred in February 2007 Service restored to 40,000 customers in 48 hours Incurred approximately $1.9 million in O&M costs due to storms

Income from continuing operations $0.48 $0.43 Income from discontinued operations 0.04 0.06 Total Basic $0.52 $0.49 Average Shares Outstanding $ 107.5 $ 120.2 First Quarter 2007 Earnings Per Share Three Months Ended March 31 2007 2006 Income from continuing operations $0.43 $0.40 Income from discontinued operations 0.04 0.06 Total Diluted $0.47 $0.46 Average Shares Outstanding $ 119.4 $ 129.3 Three Months Ended March 31 2007 2006

Quarterly Variance Summary 1Q 2006 EPS Gross Margin Operations & Maintenance Depreciation Other Change in Shares 1Q 2007 EPS Interest Expense Discontinued Operations $0.49 $0.03 ($0.04) $0.02 $0.02 ($0.02) $0.04 ($0.02) $0.52 $0.40 $0.45 $0.50 $0.55 $0.60

Liquidity and Cash Flow Cash & Cash Equivalents $106.4 $262.2 Restricted Funds Held in Trust --- $10.1 $110.9 2006 2007 03-31 Capital Expenditures $80.5 ($ in millions) 03/31/07 12/31/06

2007 Financial Outlook Completed sale of the Darby and Greenville peaking generating units on April 25, 2007 and received $151.2 million in cash Negotiated a $14.5 million insurance settlement on April 30, 2007 for legal fees associated with former officer litigation Former Executive Litigation Trial began on May 1, 2007 Expected to take approximately six weeks Zimmer Outage may be extended up to an additional 30 days Manage FGD project to be competitive on an installed cost/kw basis

$ in millions $358 $345 $170 Capital Expenditures Actual Forecast $130 0 50 100 150 200 250 300 350 400 2006 2007 2008 2009 Base Environmental

Appendix

Earnings per Share Reconciliation

Merrill Lynch Analyst Day May 15, 2007